EXHIBIT 10.1
VIRTUSA CORPORATION
EXECUTIVE VARIABLE CASH COMPENSATION BONUS PLAN
1.	Purpose
     This Executive Variable Cash Compensation Bonus Plan (the “Bonus Plan”) is intended to provide an incentive for superior work and to motivate eligible executives of Virtusa Corporation (the “Company”) and its subsidiaries toward achievement of certain annual revenue and operating margin goals of the Company, to tie their goals and interests to those of the Company and its stockholders and to enable the Company to attract and retain highly qualified executives. The Bonus Plan is for the benefit of Covered Executives (as defined below).
2.	Covered Executives
     From time to time, the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) may select certain key executives (the “Covered Executives”) to be eligible to receive bonuses hereunder.
3.	Administration
     The Compensation Committee shall have the sole discretion and authority to administer and interpret the Bonus Plan, subject only to approval of the Board of Directors of the Company (the “Board”).
4.	Bonus Determinations
     (a) A Covered Executive may receive a bonus payment under the Bonus Plan based upon the attainment of performance targets which are established by the Compensation Committee and approved by the Board and relate to financial and operational metrics with respect to the Company or any of its subsidiaries (the “Performance Goals”), including the annual revenue and operating profit margin targets established by the Compensation Committee as approved by the Board for any Bonus Year (as defined below). Such revenue and operating profit margin targets, as well as applicable targeted bonuses for each Covered Executive, are set forth on Exhibit A hereto.
     (b) Except as otherwise set forth in this Section 4(b): (i) any bonuses paid to Covered Executives under the Bonus Plan shall be based solely upon objectively determinable bonus formulas that tie such bonuses to one or more performance targets relating to the Performance Goals, (ii) bonus formulas for Covered Executives shall be adopted with respect to the Bonus Year by the Compensation Committee and approved by the Board and (iii) no bonuses shall be paid to Covered Executives unless and until the Compensation Committee makes a determination with respect to the attainment of the performance objectives and the Board approves of such determination for such Bonus Year. For purposes of this Bonus Plan, of the Targeted Covered Executive Bonus (as set forth in Exhibit A hereto with respect to each Covered Executive)

(i)	Revenue targets shall contribute 40% of the applicable targeted Bonus Payment (as adjusted per the percentages on Exhibit A to extent the Company achieves, exceeds or misses the applicable target); payment of all or any portion of any applicable revenue target bonus shall be based and determined solely and independently on the Company’s achievement of such revenue performance metric as set forth in Exhibit A;

(ii)	Operating profit margin targets shall contribute 60% of the applicable targeted Bonus Payment (as adjusted per the percentages on Exhibit A to extent the Company achieves, exceeds or misses the applicable target); payment of all or any portion of any applicable operating profit margin bonus shall be based and determined solely and independently on the Company’s achievement of such operating profit margin revenue performance metric as set forth in Exhibit A;
     (c) Each Covered Executive shall have a targeted bonus opportunity for the Bonus Year as set forth in Exhibit A hereto.
     (d) The payment of a bonus to a Covered Executive with respect to the Bonus Year shall be conditioned upon the Covered Executive’s employment by the Company on the last day of the Bonus Year and on the date of actual payment of such Bonus by the Company; provided, however, that the Compensation Committee may make exceptions to this requirement, in its sole discretion, including, without limitation, in the case of a Covered Executive’s termination of employment, retirement, death or disability, subject to Board approval
     (e) The term of the Bonus Plan extends from April 1, 2007 through March 31, 2008 (the “Bonus Year”). This Bonus Plan does not apply to any prior or future period. To the extent that any Covered Executive is not employed by the Company on the first day of the Bonus Year, but is employed by the Company continuously after such date for the remainder of the Bonus Year and up to the time of any bonus payment hereunder, the Covered Executives applicable bonus amount shall be pro-rated based on the portion of the Bonus Year that such Covered Executive is employed by the Company, provided that the Covered Executive satisfies all of the criteria for earning and being paid such bonus under the terms herein.
5.	Timing of Payment
The Performance Goals will be measured at the end of each fiscal year after the Company’s financial reports and related metrics have been approved by the Board for the applicable period If the Performance Goals are met, subject to satisfaction of all other terms in this Bonus Plan, the Company shall, after such Board approval, make such payments promptly , but in any event, within 75 days after the expiration of the period against which the applicable Performance Goals were being measured and calculated.
Amendment and Termination
     The Company reserves the right to amend or terminate the Bonus Plan at any time in its sole discretion.

EXHIBIT A
EXHIBIT A to FY08 Bonus Plan

CEO Base	$300
Targeted CEO Bonus at 100% =	$175

Revenue targets contribute	40	% of bonus
OPM targets contribute	60	% of bonus

REV ($)	Growth (%)	OPM %	OPM $
Redacted	Redacted	Redacted	Redacted
Redacted	Redacted	Redacted	Redacted
Redacted	Redacted	Redacted	Redacted
Redacted	Redacted	Redacted	Redacted
Redacted	Redacted	Redacted	Redacted

			Bonus REV			Total Comp
REV ($)	OPM $	Eligible Bonus	($)	Bonus OPM ($)	Total ($)	'($)
Redacted	Redacted	75%	52.5	78.75	131.25	431.25
Redacted	Redacted	87.50%	61.25	91.875	153.125	453.125
Redacted	Redacted	100%	70	105	175	475
Redacted	Redacted	125%	87.5	131.25	218.75	518.75
Redacted	Redacted	150%	105	157.5	262.5	562.5
Revenue and OPM in Millions of dollars

EXHIBIT A to FY08 Bonus Plan

COO Base	$250
Targeted COO Bonus at 100% =	$200

Revenue targets contribute	40	% of bonus
OPM targets contribute	60	% of bonus

REV ($)	Growth (%)	OPM %	OPM $
Redacted	Redacted	Redacted	Redacted
Redacted	Redacted	Redacted	Redacted
Redacted	Redacted	Redacted	Redacted
Redacted	Redacted	Redacted	Redacted
Redacted	Redacted	Redacted	Redacted

			Bonus REV	Bonus OPM		Total Comp
REV ($)	OPM $	Eligible Bonus	($)	($)	Total ($)	($)
Redacted	Redacted	75%	60	90	150	400
Redacted	Redacted	87.50%	70	105	175	425
Redacted	Redacted	100%	80	120	200	450
Redacted	Redacted	110%	88	132	220	470
Redacted	Redacted	130%	104	156	260	510

Revenue and OPM in Millions of dollars

EXHIBIT A to FY08 Bonus Plan
CFO Base	$200
Targeted CFO Bonus at 100% =	$80

Revenue targets contribute		40%of bonus
OPM targets contribute		60%of bonus

REV ($)	Growth (%)	OPM %	OPM $
Redacted	Redacted	Redacted	Redacted
Redacted	Redacted	Redacted	Redacted
Redacted	Redacted	Redacted	Redacted
Redacted	Redacted	Redacted	Redacted
Redacted	Redacted	Redacted	Redacted

			Bonus REV	Bonus OPM		Total Comp
REV ($)	OPM $	Eligible Bonus	($)	($)	Total ($)	($)
Redacted	Redacted	75%	24	36	60	260
Redacted	Redacted	87.50%	28	42	70	270
Redacted	Redacted	100%	32	48	80	280
Redacted	Redacted	110%	35.2	52.8	88	288
Redacted	Redacted	130%	41.6	62.4	104	304
Revenue and OPM in Millions of dollars

EXHIBIT A to FY08 Bonus Plan
MD Asia Base	$150
Targeted MD Asia Bonus at 100% =	$60

Revenue targets contribute	40	% of bonus
OPM targets contribute	60	% of bonus

REV ($)	Growth (%)	OPM %	OPM $
Redacted	Redacted	Redacted	Redacted
Redacted	Redacted	Redacted	Redacted
Redacted	Redacted	Redacted	Redacted
Redacted	Redacted	Redacted	Redacted
Redacted	Redacted	Redacted	Redacted

			Bonus REV	Bonus OPM	Total	Total Comp
REV ($)	OPM $	Eligible Bonus	($)	($)	($)	($)
Redacted	Redacted	75%	18	27	45	195
Redacted	Redacted	87.50%	21	31.5	52.5	202.5
Redacted	Redacted	100%	24	36	60	210
Redacted	Redacted	110%	26.4	39.6	66	216
Redacted	Redacted	125%	30	45	75	225
Revenue and OPM in Millions of dollars

EXHIBIT A to FY08 Bonus Plan
Head HR Base	$125
Targeted Head HR Bonus at 100% =	$50

Revenue targets contribute	40	% of bonus
OPM targets contribute	60	% of bonus

REV ($)	Growth (%)	OPM %	OPM $
Redacted	Redacted	Redacted	Redacted
Redacted	Redacted	Redacted	Redacted
Redacted	Redacted	Redacted	Redacted
Redacted	Redacted	Redacted	Redacted
Redacted	Redacted	Redacted	Redacted

			Bonus REV	Bonus OPM	Total	Total
REV ($)	OPM $	Eligible Bonus	($)	($)	($)	Comp($)
Redacted	Redacted	75%	15	22.5	37.5	162.5
Redacted	Redacted	87.50%	17.5	26.25	43.75	168.75
Redacted	Redacted	100%	20	30	50	175
Redacted	Redacted	108%	21.6	32.4	54	179
Redacted	Redacted	120%	24	36	60	185
Revenue and OPM in Millions of dollars

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